Exhibit 99.1

FOR IMMEDIATE RELEASE

PHX Minerals Inc. Announces Closing of Previously

Announced Working Interest Divestitures

FORT WORTH, Texas, Feb. 1, 2023 – PHX MINERALS INC., “PHX,” (NYSE: PHX), today announced that it has closed on the two previously announced sales of its legacy non-operated working interest wellbores in the Arkoma Basin and the Eagleford Play to separate buyers for a total of $10.7 million.

The Arkoma Basin divestiture represents 151 non-operated legacy working interest wellbores with a purchase price of approximately $5.1 million and removes approximately $0.2 million in asset retirement obligations from the Company’s balance sheet. The Eagleford Play divestiture consists of 106 non-operated legacy working interest wellbores with a purchase price of approximately $5.6 million and removes approximately $0.7 million in asset retirement obligations from the Company’s balance sheet.

On a pro forma basis, PHX has 563 gross legacy non-operated working interest wellbores remaining.

About PHX Minerals Inc.

PHX Minerals (NYSE: PHX) is a natural gas and oil mineral company with a strategy to proactively grow its mineral position in its core focus areas. PHX owns mineral acreage principally located in Oklahoma, Texas, Louisiana, North Dakota and Arkansas. Additional information on the Company can be found at www.phxmin.com.

Cautionary Statement Regarding Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Words such as “anticipates,” “plans,” “estimates,” “believes,” “expects,” “intends,” “will,” “should,” “may” and similar expressions may be used to identify forward-looking statements. Forward-looking statements are not statements of historical fact and reflect PHX’s current views about future events. Forward-looking statements may include, but are not limited to, statements relating to: the Company’s ability to execute its business strategies; the volatility of realized natural gas and oil prices; the level of production on the Company’s properties; estimates of quantities of natural gas, oil and NGL reserves and their values; general economic or industry conditions; legislation or regulatory requirements; conditions of the securities markets; the Company’s ability to raise capital; changes in accounting principles, policies or guidelines; financial or political instability; acts of war or terrorism; title defects in the properties in which the Company invests; and other economic, competitive, governmental, regulatory or technical factors affecting properties, operations or prices. Although the Company believes expectations reflected in these and other forward-looking statements are reasonable, the Company can give no assurance such expectations will prove to be correct. Such forward-looking statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the Company. These forward-looking statements involve certain risks and uncertainties that could cause the results to differ materially from those expected by the Company’s management. Information concerning these risks and other factors can be found in the Company’s filings with the SEC, including its Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, available on the Company’s website or the SEC’s website at www.sec.gov.

Investors are cautioned that any such statements are not guarantees of future performance and that actual results or developments may differ materially from those projected in forward-looking statements. The forward-looking statements in this press release are made as of the date hereof, and the Company does not undertake any obligation to update the forward-looking statements as a result of new information, future events or otherwise.

Investor Contact:

Rob Fink / Stephen Lee

FNK IR

646.809.4048

PHX@fnkir.com

Corporate Contact:

405.948.1560

inquiry@phxmin.com

NYSE: PHX I 1320 S University Dr., Suite 720 I Fort Worth, TX 76107 I phxmin.com I Phone: 405.948.1560